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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported): September 23, 2004

                         California Pizza Kitchen, Inc.
             (Exact name of registrant as specified in its charter)


         California                      000-31149               95-4040623
-------------------------------         ------------         -------------------
(State or other jurisdiction of         (Commission            (IRS Employer
incorporation or organization)          File Number)         Identification No.)

6053 West Century Boulevard, 11th Floor
Los Angeles, California                                          90045-6438
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (310) 342-5000

                       Not Applicable
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(Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 8 -- Other Events

Item 8.01         Other Events

On September 23, 2004, California Pizza Kitchen, Inc. issued a press release entitled "California Pizza Kitchen Corrects Date of Presentation at RBC Capital Markets Consumer Conference". A copy of the press release is attached as Exhibit 99.1.


Section 9.0 -- Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits

(c) Exhibits

Exhibit                                     Description
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 99.1         September 23, 2004 Press Release by California Pizza Kitchen, Inc.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September 23, 2004                       California Pizza Kitchen, Inc.
                                         a California corporation

                                         By:      /s/ Richard L. Rosenfield
                                                  ------------------------------
                                                  Co-Chief Executive Officer

                                         By:      /s/ Larry S. Flax
                                                  ------------------------------
                                                  Co-Chief Executive Officer



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EXHIBIT INDEX

Exhibit                                   Description
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 99.1         September 23, 2004 Press Release by California Pizza Kitchen, Inc.